NOTICE OF ANNUAL SHAREHOLDERS MEETING
PROXY STATEMENT
COMMON STOCK PERFORMANCE GRAPH
PROPOSAL 1
FIXING THE NUMBER OF DIRECTORS
PROPOSAL 2
ELECTION OF DIRECTORS
PROPOSAL 3
INCREASING BY 450,000 THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE AMENDED SECOND BANCORP INCORPORATED 1998 NON-QUALIFIED STOCK OPTION PLAN
PROPOSAL 4
RATIFICATION OF AUDITORS
ATTACHMENT A
AMENDED SECOND BANCORP INCORPORATED 1998 NON-QUALIFIED STOCK OPTION PLAN
Map
Proxy Card

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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Second Bancorp Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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108 Main Avenue, S.W.
Warren, Ohio 44481

March 8, 2002

NOTICE OF ANNUAL SHAREHOLDERS MEETING

TO THE SHAREHOLDERS OF SECOND BANCORP INCORPORATED:

     Notice is hereby given that the Annual Meeting of Shareholders of Second Bancorp Incorporated will be held in Room 117 of the Technology Building, Kent State University – Trumbull Campus, 4314 Mahoning Ave., N.W., Warren, Ohio on Thursday, April 18, 2002, at 2:00 p.m. A map indicating the location of the Annual Meeting can be found on the back cover of this combined Notice and Proxy Statement. The purposes of the Annual Meeting will be:

1.	To fix the number of directors at nine (9);

2.	To elect three (3) directors of the Corporation to serve until the 2004 Annual Meeting of Shareholders or until resignation or removal;

3.	To increase by 450,000 the number of shares authorized for issuance under the Amended Second Bancorp Incorporated 1998 Non-Qualified Stock Option Plan;

4.	To ratify the appointment of Ernst & Young LLP as the independent certified public accountants of Second Bancorp Incorporated for 2002; and

5.	To transact such other business as may come before the meeting or any adjournment thereof.

     The Board of Directors has fixed February 22, 2002 as the record date for the meeting. Only those shareholders of record as of the close of business on that date are entitled to notice of and to vote at the meeting.

     WHETHER OR NOT YOU CONTEMPLATE ATTENDING THE ANNUAL SHAREHOLDERS MEETING, THE BOARD OF DIRECTORS URGES YOU TO SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.

     YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY NOTICE IN WRITING DELIVERED TO THE SECRETARY OF SECOND BANCORP OR BY EXECUTION OF A LATER DATED PROXY. IF YOU ATTEND THE MEETING, YOU MAY CHOOSE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THE MEETING.

     A proxy statement is submitted herewith.

Christopher Stanitz Secretary of Second Bancorp Incorporated

108 Main Avenue, S.W.
Warren, Ohio 44481

March 8, 2002

PROXY STATEMENT

     The Annual Meeting of Shareholders (the “Annual Meeting”) of Second Bancorp Incorporated (“Second Bancorp”, the “Company”, or the “Corporation”), will be held Thursday, April 18, 2002, at 2:00 p.m. in Room 117 of the Technology Building, Kent State University – Trumbull Campus, 4314 Mahoning Ave., N.W., Warren, Ohio. A map indicating the location of the Annual Meeting can be found on the back cover of this combined Notice and Proxy Statement. This Proxy Statement is being mailed on or about March 8, 2002.

     Only those shareholders of record at the close of business February 22, 2002 will be entitled to vote.

     The solicitation of proxies will be made by mail except for any incidental solicitation by officers and representatives of Second Bancorp by personal interviews or by telephone. Second Bancorp will bear the cost of the solicitation of proxies and it may reimburse brokers and others for their expenses in forwarding solicitation material to beneficial owners of Second Bancorp.

COMMON STOCK OUTSTANDING

     As of the record date for the Annual Meeting there were 9,936,971 shares of common stock outstanding of which 9,855,453 shares are entitled to vote. The remaining 81,518 shares are held by Second National Bank, Second Bancorp’s wholly owned subsidiary (the “Bank”), in certain fiduciary capacities and cannot be voted. Trust preferred securities issued by Second Bancorp Capital Trust I in 2001 are non-voting securities and, consequently, not entitled to participate in the Annual Meeting of Shareholders.

     The general corporation law of Ohio provides that if written notice is given by a shareholder to the president, a vice president, or secretary of the Corporation not less than 48 hours before the time fixed for holding the meeting, that the shareholder desires the voting at such election to be cumulative, and an announcement of such notice is made upon the convening of the meeting by the chairman of the meeting, or by or on behalf of the shareholder giving such notice, then each shareholder shall have cumulative voting rights in the election of directors. Proxies solicited by the Board of Directors will also be voted cumulatively in that event. For all other purposes, each share is entitled to one vote.

SECURITY OWNERSHIP

     As of the record date, the table below identifies “persons” or groups, as the term is used in section 13(d)(3) of the Securities and Exchange Act of 1934, who own of record or beneficially more than five percent of any class of Second Bancorp voting securities and the number of shares thereof owned directly or beneficially by all Second Bancorp directors and officers as a group as of the record date (unless otherwise indicated). Second Bancorp’s common stock, no par is the only class of voting security issued by the Company.

	Name of Record	Shares and Nature		Percent
Title of Class	or Beneficial Owner	of Beneficial Ownership		of Class

Common Stock	Second National Bank of Warren	938,357	(1)	9.44%

Common Stock	Second Bancorp’s officers and directors as a group (2)	1,535,829	(3)	14.94%

(1)	Shares held beneficially as of the record date (as indicated on an SEC Schedule 13G, a copy of which was delivered to the Company) in fiduciary capacity for various trust customers of Second National Bank. None of the beneficial owners through Second National’s Trust Department individually owns or controls five percent or more of the voting securities of the Company.

(2)	Shares directly or beneficially owned as of the record date. The officer and director group comprises 19 individuals, no one of whom owns or controls five percent or more of the voting securities of the Company.

(3)	Officer and director shareholdings include outstanding stock options exercisable as of the record date and the indicated percentage is of diluted shares outstanding. Figure includes all directly owned shares and all shares deemed beneficially owned by individuals in the officer and director group, whether or not disclaimed by the officer or director in question. Percent of class is percent of diluted shares outstanding.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Under Securities laws of the United States, Second Bancorp’s directors, its executive and certain other officers and any persons holding more than ten percent of any class of Second Bancorp security are required to report their ownership of Second Bancorp securities and any changes in that ownership to the Securities and Exchange Commission and to Nasdaq on a timely basis. Second Bancorp is required to report in this Proxy Statement any failure to make the necessary filing as and when due. In making the following statement, Second Bancorp has relied upon the written representations of its incumbent directors and officers and copies of reports known by the Company to have been filed with the SEC. During 2001, all required filings were made on a timely basis.

EXECUTIVE COMPENSATION

     Under proxy rules and regulations promulgated by the Securities and Exchange Commission, publicly held corporations are required to disclose to their shareholders certain information concerning, or deemed relevant to, compensation paid to its Named Officers (as defined in the next sentence) and to present that information in tabular and graphic form. The first table contains a summary of annual and long-term compensation for services in all capacities to Second Bancorp and its subsidiary for calendar years 2001, 2000 and 1999 to those persons who were, at December 31, 2001, (i) the chief executive officer and (ii) the four other most highly compensated executive officers of Second Bancorp and its subsidiary (the “Named Officers”).

SUMMARY COMPENSATION TABLE

					Long Term
					Compensation
		Annual Compensation
					Securities
Name and				Other	Underlying	All
Principal				Annual	Option	Other
Position	Year	Salary	Bonus (1)	Comp. (2)	Awards	Compensation (3)

R. L. (Rick) Blossom, (4)	2001	$420,828	$219,406	NA	37,500	$14,841

Chairman, President	2000	$400,000	$150,000	NA	10,000	$272,221 (5)

and Chief Executive	1999	$28,974	$12,500	$10,539	10,000	$0

Officer of Second Bancorp and Second

National Bank

SUMMARY COMPENSATION TABLE (Cont.)

					Long Term
					Compensation
		Annual Compensation
					Securities
Name and				Other	Underlying	All
Principal				Annual	Option	Other
Position	Year	Salary	Bonus (1)	Comp. (2)	Awards	Compensation (3)

David L. Kellerman,	2001	$180,833	$89,031	NA	22,500	$3,331

Treasurer of Second	2000	$150,065	$30,800	NA	10,000	$4,270

Bancorp and Executive	1999	$121,333	$50,000	NA	9,800	$3,462

Vice President, Chief

Financial Officer and

Director of Second

National Bank

Christopher Stanitz,	2001	$144,400	$66,937	NA	22,500	$5,902

Executive Vice President	2000	$129,733	$25,641	NA	10,000	$5,575

and Secretary of	1999	$123,750	$35,000	NA	9,800	$651

Second Bancorp and

Senior Vice President

of Second National Bank

Myron Filarski, (6)	2001	$126,125	$68,661	NA	15,000	$5,472

Executive Officer of	2000	$115,584	$22,426	$22,430 (7)	8,000	$875

Second Bancorp and	1999	$65,333	$32,284	NA	5,000	$245

Senior Vice President

of Second National Bank

Diane C. Bastic,	2001	$128,433	$59,619	NA	15,000	$7,387

Executive Officer of	2000	$119,033	$23,331	NA	8,000	$7,331

Second Bancorp and	1999	$113,500	$38,000	NA	9,000	$7,162

Senior Vice President

of Second National Bank

(1)	Includes amounts earned for the indicated year but actually paid during February of the following year.

(2)	Proxy Rules require disclosure of Other Annual Compensation if it exceeds, in the aggregate, 10% of the Named Officer’s total base salary and bonus for the year in question.

(3)	Amounts reported for 2001 include the sum of the Company’s contributions on behalf of each of the Named Officers under the Company’s employee savings plan ($8,300, $2,844, $5,251, $4,597, and $6,829 respectively for Blossom, Kellerman, Stanitz, Filarski and Bastic) and executive long term disability plan ($6,541, $487, $651, $875, and $558 respectively for Blossom, Kellerman, Stanitz, Filarski and Bastic).

(4)	Mr. Blossom joined the Company as President on December 6, 1999, assumed the added responsibilities of Chief Executive Officer on May 9, 2000 and Chairman on May 8, 2001. Compensation paid to Mr. Blossom for 1999 represented the pro rata portion of his contractual base salary and bonus for 2000.

(5)	Includes for 2000, $4,700 in Company match under the employee savings plan, $3,271 in Company contribution under the executive long term disability plan, $14,250 in moving and relocation expenses and $250,000 paid to Mr. Blossom in compensation for foregone benefits from his former employment (see the “Certain Agreements with Executive Officers” section of this proxy statement for additional detail).

(6)	Mr. Filarski joined the Company on June 1, 1999.

(7)	Includes $10,376 in club and social dues and $9,469 in supplemental executive medical insurance coverage paid on Mr. Filarski’s behalf.

OPTION GRANTS DURING 2001

     Second Bancorp’s Amended 1998 Non-Qualified Stock Option Plan (the “NQSO Plan”) was approved by action of the Company’s shareholders at the May 12, 1998 Annual Meeting and amended by action of the Company’s board of directors on January 25, 2001. The following table contains information on non-qualified stock options granted during 2001 to the Named Officers and their potential realizable value.

					Potential Realizable Value
	Number of				at Assumed Annual Rates
	Securities	% of Total			of Stock Price Appreciation
	Underlying	Options			for Option Term
	Options	Granted to	Exercise or	Expiration
Name	Granted (1)	Employees (2)	Base Price (3)	Date (4)	5%	10%

R. L. Blossom	37,500	20.7%	$14.4375	2/27/11	$340,463	$862,875

D. L. Kellerman	22,500	12.4%	$14.4375	2/27/11	$204,278	$517,725

C. Stanitz	22,500	12.4%	$14.4375	2/27/11	$204,278	$517,725

M. Filarski	15,000	8.3%	$14.4375	2/27/11	$136,185	$345,150

D. C. Bastic	15,000	8.3%	$14.4375	2/27/11	$136,185	$345,150

ALL COMMON

SHAREHOLDERS	NA	NA	NA	NA	$90,217,760	$228,649,703

(1)	The reported stock options were granted February 28, 2001, are for a ten-year term and were not exercisable until February 28, 2002.

(2)	Options granted to non-employee directors under the NQSO Plan are excluded from the calculation.

(3)	The exercise or base price of each awarded option is equal to the mean of the “bid” and “ask” price of the Corporation’s common stock on the date the option was granted.

(4)	Notwithstanding the stated expiration date, all stock options held by an individual terminate if that person ceases to be an employee for any reason other than death, disability or retirement. By terms of the NQSO Plan, in the event of death, disability or retirement options must be exercised by the recipient or, as the case may be, by the recipient’s representative no later than the earlier of the expiration date of the option or the third anniversary date of the event.

AGGREGATE OPTION EXERCISES IN 2001 AND
YEAR-END OPTION VALUES

     The following table contains information on the value realized by the Named Officers during 2001 on their exercise of stock options and the number and value of unexercised stock options at year-end 2001. Except as reported herein, the Named Officers held no other equity-based compensation units outstanding at the end of 2001.

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at Year-End		In-The-Money Options
	Shares		2001 (1)		at Year-End 2001
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

R. L. (Rick) Blossom (2)	0	$0	20,000	37,500	$0	$268,969

David L. Kellerman	10,000 (3)	$69,230	27,700	22,500	$0	$161,381

Christopher Stanitz	12,000 (4)	$115,974	44,100	22,500	$131,831	$161,381

Myron Filarski	0	$0	13,000	15,000	$63,624	$107,588

Diane C. Bastic	0	$0	41,000	15,000	$115,925	$107,588

(1)	Where appropriate, the number of options have been adjusted for stock splits.

(2)	Under the terms of his employment agreement with the Company (as further described in the “Certain Agreements with Executive Officers” section of this proxy statement), Mr. Blossom is entitled to receive performance restricted shares over a five year period. The number of shares receivable will be determined by the Company’s return on assets (ROA) and earnings per share (EPS) performance during that period.

(3)	10,000 share stock option with a base price of $13.657 per share exercised July 30, 2001 on which date the price of the Company’s common stock was $20.52 per share ($68,629 value realized).

(4)	Includes a 6,000 share stock option with a base price of $10.583 per share exercised June 14, 2001 on which date the price of the Company’s common stock was $19.74 per share ($54,942 value realized); an additional 3,000 share stock option with a base price of $10.563 per share exercised June 14, 2001 on which date the price of the Company’s common stock was $19.74 per share ($27,531 value realized); and a 3,000 share stock option with a base price of $10.563 per share exercised November 14, 2001 on which date the price of the Company’s common stock was $21.37 per share ($33,501 value realized).

REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation and Organization Committee of the Board of Directors (the “Committee”) is a standing committee of Second Bancorp Incorporated and subsidiary Second National Bank (together referred to in this report as the “Company”), and is composed of independent directors John A. Anderson (Committee Chairman), Cloyd J. Abruzzo, David A. Allen, Jr. and R. J. Wean, III. The Committee reviews and approves all senior executive compensation levels with a view toward attracting and retaining qualified, competent executives to lead the Company in pursuit of its business objectives and to enhance long-term shareholder value.

Executive Officer Compensation

     The Company’s executive officer compensation program comprises base salaries, cash incentive bonuses and long-term incentives in the form of stock option grants.

     Base Salary. Each executive officer’s salary level is reviewed annually based upon performance of functional responsibilities, contribution to corporate strategic goals, experience, and demonstrated capabilities. Measurements of performance may be quantitative and/or qualitative depending upon the content of the job under evaluation.

     Cash Incentive Bonus. The Company paid cash bonuses to its chief executive officer and its other executive officers under a formal Performance Incentive Compensation Program (PIC) adopted by the Committee in January 2001. Incentive bonuses paid under the PIC were based primarily on objective criteria tied to Second Bancorp’s consolidated financial performance (75%) and secondarily on discretionary considerations focusing on the executive’s demonstrated capabilities, individual contribution to the Company, and experience (25%). Bonuses payable under the PIC range from 0% to 70% of the executive’s year-end base salary with a target bonus of 35%. The objective criteria used for determining bonuses under the PIC in 2001 were, on an adjusted operating basis, (i) actual return on assets and return on equity compared to budget, (ii) the rate of earnings per share growth compared to a select group of high performing peer companies, and (iii) actual efficiency ratio compared to budget. Cash incentive bonuses were paid under the PIC during February 2002 for performance in 2001 to nine individuals including the chief executive officer. The PIC has been re-adopted by the Committee for 2002.

     Stock Option Grants. To achieve long-term enhancement of shareholder value, the Company has an incentive program under which non-qualified stock options (“NQSOs”) may be granted to employees of the Company, including executive officers. NQSOs are awarded by the Committee under Second Bancorp’s 1998 Non-Qualified Stock Option Plan approved by shareholders on May 12, 1998 as amended from time to time (the “Option Plan”). NQSOs are awarded under the Option Plan on dates and at exercise prices determined by the Committee, such price to be no less than the mean of the “bid” and “ask” prices of Second Bancorp’s common shares on the grant date. All options granted under the Option Plan to date have been awarded for ten-year terms and are not exercisable until the first anniversary of their grant.

     The Option Plan was amended during 2001 by unanimous action of the Board of Directors. The amendment (i) eliminated the 10,000 option per year limitation on awards to individual employee participants in order to give the Committee and the Board greater flexibility to better align the financial interests of executives and shareholders, and (ii) expanded the pool of potential employee participants in the Option Plan to permit the use of options to incent performance throughout the Company.

     Options are awarded subjectively with the Committee taking into consideration the same attributes that are considered in setting salaries and determining the discretionary portion of cash incentive bonuses. During 2001, a total of 181,500 options representing a like number of Second Bancorp shares were awarded to executives under the Option Plan.

Chief Executive Officer Compensation

     Measurements employed in determining compensation paid to R. L. (Rick) Blossom, the Company’s chief executive officer, are generally similar to those applicable to other executive officers, but also include performance in attracting, developing, retaining and motivating key management members critical to the achievement of the Company’s short and long-term growth, earnings and strategic goals. Elements of the chief executive officer’s compensation thus set by the Committee are reviewed by the remaining outside members of the Board.

     The base salary paid Mr. Blossom in 2001 (as indicated in the Executive Compensation Table in this proxy statement) was a direct and indirect reflection of his contribution to the Company’s progress and performance during the year and, to a lesser extent, salaries and bonuses paid to chief executive officers of banking institutions similar to the Company in size and market area. The cash bonus paid to Mr. Blossom for 2001 was determined by calculations under the previously described PIC. Those calculations reflect (i) on-budget operating return on assets and operating return on equity 3% better than budget, (ii) a rate of operating earnings per share growth 66% greater than the median of the designated high performing peer group of financial institutions and (iii) on-budget operating efficiency ratio performance.

     Performance Restricted Shares. Pursuant to the terms of an employment agreement between the Company and Mr. Blossom, the Company will award Mr. Blossom shares of Second Bancorp restricted stock upon the attainment of Company-wide return on asset (ROA) and earnings per share (EPS) goals. The Committee believes this incentive serves to align this key executive’s interest with the financial interests of the shareholders by focusing on improvement in indicators of financial performance which tend to have a direct impact on the market value of the Company’s stock. The terms of Mr. Blossom’s employment and related agreements are more fully discussed in the “Certain Agreements with Executive Officers” section of this proxy statement.

     Since stock option grants depend upon increases in the Company’s common stock price to have value to recipients such grants are viewed by the Committee as integral components of Mr. Blossom’s (and other key executives’) compensation arrangement. The methodology employed by the Committee in determining option awards to the Company’s chief executive officer is the same as is used in the granting of options to other executive officers.

John A. Anderson, Chairman
Cloyd J. Abruzzo
David A. Allen, Jr.
R. J. Wean, III

COMMON STOCK PERFORMANCE GRAPH

     Supplemental to the executive compensation information presented in this Proxy Statement, the following is a five-year comparison of total return to Second Bancorp common shareholders with appropriate broad-based market indexes and an index of stock performance by a peer group of publicly traded companies. The graph compares year-end total shareholder returns, assuming dividends are reinvested, for the five-year period ending December 31, 2001 for Second Bancorp common stock with the Nasdaq Bank Stocks Index (Nasdaq Banks), and the Nasdaq Stock Market Index (Nasdaq Market). The Nasdaq Bank Stocks Index is an index of total stock return for all domestic banks traded on the Nasdaq National Market. The Nasdaq Stock Market Index is a broad-based index of total stock return for all U.S. companies traded on the Nasdaq National Market.

	YE'96	YE'97	YE'98	YE'99	YE'00	YE'01

Second Bancorp	$100	$165.60	$148.00	$152.30	$102.60	$159.00

Nasdaq Banks	$100	$167.40	$166.30	$159.90	$182.40	$197.40

Nasdaq Market	$100	$122.50	$172.70	$320.90	$193.00	$153.20

BOARD OF DIRECTORS AND
BOARD COMMITTEES

     During 2001 there were six meetings of the Board of Directors. Each incumbent director was present at more than 75 percent of the meetings except for Director Phyllis J. Izant who attended 50 percent of the meetings.

     Standing committees of the Second Bancorp Board of Directors are the Nominating and Governance Committee, the Compensation & Organization Committee and the Audit Committee (a joint committee with the Second National Bank Board). As provided in the Second Bancorp Board Guidelines on Governance, committee membership is limited to independent directors. Currently: the Nominating and Governance Committee comprises Directors R. J. Wean, III (Chairman), David A. Allen, Jr., Norman C. Harbert and John L. Pogue; the Compensation & Organization Committee comprises Directors John A. Anderson (Chairman), Allen, Wean and Bank independent Director Cloyd J. Abruzzo; and the Audit Committee comprises Directors Harbert (Chairman), John C. Gibson, James R. Izant and independent Bank Director Robert K. VanFossan.

DIRECTOR COMPENSATION

     Each non-employee director of Second Bancorp received $5,000 for services as a member of the Board of Directors in 2001 and $500 for each board or committee meeting attended. Committee chairmen received an additional $2,500 annual fee for services performed. In addition, each non-employee director participates in the Company’s 1998 Non-Qualified Stock Option Plan approved by the shareholders on May 12, 1998 (the “NQSO Plan”) as amended from time to time. Under the NQSO Plan, non-employee directors are entitled to receive options to purchase 1,000 shares of Second Bancorp common stock (i) upon initial election or appointment to the Board of Directors, and (ii) on the date of each annual meeting of the Company’s shareholders provided, however, that non-employee directors are not eligible to receive more than 1,000 options under the NQSO Plan during any given calendar year. Options granted under the NQSO Plan are for ten-year periods, are not exercisable until the first anniversary date of the grant and are exercisable at a price not less than the mean of the “bid” and “ask” price of the Company’s stock on the date the options are awarded. On May 8, 2001 each non-employee director received 1,000 options to purchase Company stock at $20.185 per share under the NQSO Plan.

REPORT OF THE AUDIT COMMITTEE

     In accordance with its written charter adopted by the Board of Directors (“Board”), the Audit Committee of the Board (“Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Second Bancorp Incorporated (“Company”).

     The Committee obtained a written statement from the independent auditors describing all relationships between the auditors and Second Bancorp that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Committee also discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. During the year ended December 31, 2001, the Committee met five times.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement of Auditing Standards 61.

     The Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2001, with management and the independent auditors. Management has the responsibility for the preparation of the financial statements and the independent auditors have the responsibility for the examination of those statements.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company’s independent auditors.

Norman C. Harbert, Audit Committee Chairman
John C. Gibson, Sr., Audit Committee Member
Robert K. VanFossan, Jr., Audit Committee Member
James R. Izant, Audit Committee Member

PRINCIPAL ACCOUNTING FIRM FEES

     The following table sets forth the aggregate fees billed to Second Bancorp and Second National Bank for services performed during 2001 by the Company’s principal accounting firm, Ernst & Young LLP:

Audit Fees	$110,800

Financial Information Systems Design and Implementation Fees	$0

All Other Fees	$192,050	(*)

Total Fees	$302,850

(*)	of which $107,500 was audit related and $85,550 related to non-audit services. Services in support of the preparation of SEC registration statements are considered to be “audit related” for the purpose of this disclosure.

     The Audit Committee has determined that the provision of these services was compatible with maintaining the principal accountant’s independence.

PENSION PLAN

     Second Bancorp has no pension plan but its officers are participants in subsidiary Second National Bank’s plan. Second National’s plan is a defined benefit, non-contributory pension plan for all of its employees and is identified as “The Employees Retirement Plan of The Second National Bank of Warren”. The Pension Plan is fully funded and no company contribution was made thereto during 2001. Retirement benefits under the Pension Plan are based primarily upon years of service and remuneration and take into account, among other things, retirement benefits paid under the Social Security Act. Remuneration, for purposes of the Pension Plan, is the total of salaries, commissions, and bonuses paid during the year to Pension Plan participants. The normal retirement date for the Pension Plan is age 65. No pension benefits were paid to the Named Officers in 2001.

     The following table sets forth the estimated annual benefits at normal retirement age pursuant to the provisions of the Pension Plan to persons in specified remuneration and years-of-service classifications:

	Estimated Annual Pension
	for Representative Years of Credit Service
	(assuming retirement January 1, 2002)
Final Average
Remuneration(1)	10	20	30	40

$100,000	$19,800	$39,600	$49,500	$49,500

125,000	25,100	50,100	62,600	62,600

150,000	30,300	60,600	75,800	75,800

175,000	33,200	66,500	83,100	83,100

200,000	33,200	66,500	83,100	83,100

(1)	Estimated annual pension does not change for final average remuneration exceeding $175,000 regardless of years of credit service.

As of December 31, 2001, officers Blossom, Kellerman, Stanitz, Filarski and Bastic had 2, 20, 9, 2 and 16 years respectively of completed credited service under the Pension Plan.

EMPLOYEES’ SAVINGS PLAN

     The officers of Second Bancorp are participants in The Employees’ Savings Plan of The Second National Bank of Warren. Any employee who has completed 90 days of service to Second National is eligible to participate in the plan commencing the following quarter. The plan provides that any eligible employee may elect a deduction from his/her salary, ranging from 1-15% of compensation per payroll period, the amount of which will be held by the plan trustee for the account of such employee. Under the plan (and subject to Internal Revenue Code limitations on individual participant’s contributions to the plan in any given year), Second National will contribute to the plan, on behalf of each participating employee, an amount equal to 75% of the lesser of (i) the participating employee’s contribution to the plan, or (ii) 6% of the participating employee’s compensation. Participation in the plan is voluntary. Amounts held by the plan trustee for a participating employee may be withdrawn by such employee upon termination of employment with Second National, upon the participant’s retirement or in the event of his or her disability. Amounts set aside for a participating employee’s benefit through salary deduction will be invested by the plan trustee at the participant’s direction in one of thirteen investment vehicles – Federated Prime Obligations Fund, Federated Total Return Bond Fund, Federated Max-Cap Index Fund, Federated Capital Appreciation Fund, Federated Stock Trust Fund, Federated Kaufmann Fund, Federated Growth Strategies Fund, Federated International Equity Fund, Federated Managed Income Portfolio, Federated Managed Conservative Portfolio, Federated Managed Moderate Growth Portfolio, Federated Managed Growth Portfolio and Second Bancorp stock. Second National’s portion of the contribution is invested solely in Second Bancorp stock.

CERTAIN AGREEMENTS WITH EXECUTIVE OFFICERS

     Chairman, President and Chief Executive Officer R. L. (Rick) Blossom and the Company are parties to an employment agreement dated December 6, 1999 and a deferred compensation agreement. The five-year employment agreement provides for an initial annual base salary of $400,000, a prorated bonus for 1999 and a guaranteed $150,000 bonus for calendar year 2000, all subject to subsequent annual review and adjustment as merited. In addition, the agreement provides for (i) a lump sum payment to Mr. Blossom in the amount of $250,000 in compensation for foregone benefits at his prior employment, (ii) ten-year options to purchase 20,000 shares of Company common stock (10,000 awarded on the date of his employment and 10,000 in 2000) at prevailing market prices on the dates of award, and (iii) an indeterminate number of performance restricted shares of stock to be granted and vest over a five year period. The number of performance restricted shares to be granted Mr. Blossom thereunder will be determined by the attainment of return on asset (ROA) and earnings per share (EPS) goals set out in the agreement. Mr. Blossom’s deferred compensation agreement provides him with an additional year of pension credit for every two years of service without regard to the limits placed on executive compensation by the Internal Revenue Code.

     Second Bancorp has also entered into management severance agreements with Named Officers Blossom, Kellerman, Stanitz, Filarski, Bastic and four other key executives. Those agreements generally provide certain benefits in the event the executive’s employment with the Company is terminated within three years after the date of any change in control of the Company or if the executive resigns within that time frame as a result of a significant reduction in job responsibilities or compensation, or significant relocation of the covered executive’s place of employment. Upon any such occurrence, the executive will be entitled to (i) continuation of salary and benefits for 2.99 years at an annual rate equal to the executive’s average gross compensation for the previous five years, and (ii) executive job search assistance. These agreements automatically terminate if the executive voluntarily resigns or is discharged for cause.

TRANSACTIONS WITH DIRECTORS AND MANAGEMENT

     All directors and officers of Second Bancorp and the companies with which non-employee directors are associated, were customers of, and transacted banking business with, Second National Bank in the ordinary course of the Bank’s business during calendar year 2001 and to date. Loans and loan commitments included among such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated persons. Such transactions did not involve more than the normal risk of collectibility or present other features unfavorable to the Bank.

     During 2001 the Bank leased its Champion, Ohio banking center from the Cousins Company, a family partnership which is 50% owned by Director John C. Gibson, at the fair market annual rental rate of $40,158. The Bank continues to make monthly lease payments on that facility under a lease agreement expiring in 2004. Mr. Gibson also serves as Chairman of the Board of Jack Gibson Construction Company (“Gibson Construction”). During 2001, the Bank contracted with Gibson Construction for certain minor renovation/repair projects. Fair market fees paid to Gibson Construction by the Company during 2001 for services performed in the normal course of business totaled $4,760.

     The Bank subleases space in its main office building to various entities including the Raymond John Wean Foundation which subleased office space in 2001 at a fair market annual rental rate of $17,026. Raymond John Wean, III, a Second Bancorp Director, is one of four administrators of the Foundation.

     The law firm of Harrington, Hoppe & Mitchell, Ltd., of which Second Bancorp Director John L. Pogue is a member, was paid fees for various legal services performed for the Company and the Bank in the normal course of their business during 2001 and it is anticipated that such arrangement will continue. Legal fees paid the firm for services performed in 2001 were $234,478. In addition, the firm subleased space from the Bank in its main office building during 2001 at the fair market annual rental rate of $84,276.

PROPOSAL 1

FIXING THE NUMBER OF DIRECTORS

     Pursuant to the Articles of Incorporation of Second Bancorp, the number of directors shall be fixed by the shareholders each year at the Annual Meeting. At the 2001 Annual Meeting, shareholders fixed the number of directors at eleven (11).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” FIXING THE NUMBER OF DIRECTORS AT NINE (9).

PROPOSAL 2

ELECTION OF DIRECTORS

     Pursuant to the Articles of Incorporation of Second Bancorp, the Board of Directors is divided into two classes, each consisting of approximately one-half of the entire board. The Board of Directors is currently unbalanced and will continue to be so after election of Class II directors at the 2002 Annual Meeting of Shareholders as a result of the departures of Directors Webster (deceased), Brant and Gibson (retired). It is currently anticipated that the Board will be re-balanced at the Annual Meeting in 2003 or as otherwise provided for in the Company’s articles and regulations. Directors serve staggered two-year terms so that directors of only one class are elected at each Annual Meeting. At the forthcoming Annual Meeting, the shareholders will be asked to elect three (3) directors in Class II. Each director elected at the Annual Meeting will hold office until the 2004 Annual Meeting of Shareholders or, if earlier, until resignation or removal. Except as otherwise specified in the proxy, the shares represented by all properly executed and returned proxies will be voted for the election of the three (3) nominees named below as directors of Second Bancorp. If, though currently unanticipated, a nominee should become unavailable to serve, proxies will be voted for the election of such person, if any, as shall be recommended by the Board of Directors.

     The names of the nominees for director of Second Bancorp in Class II, together with specific information about each of them, are as follows.

			Number and Percentage of
		Principal Occupation	Common Shares Owned
		During the Past Five	Beneficially as of	Director
Director Nominees	Age	Years and Directorships	the Record Date (1)	Since

Class II term expires in 2004.

John A. Anderson	64	Chairman and Chief Executive Officer, The Taylor-Winfield Corporation, Ravenna Manufacturing Company and Hubbparts, Inc. Director of Second National Bank.	21,908	1987

Lynette M. Cavalier	50	Vice President of Human Resources for FirstEnergy Service Company, an affiliate of FirstEnergy Corporation. Director of Western Reserve Care Systems.	1,000	(3)

James R. Izant	43	Private Investor. Former Executive Vice President, Secretary and Director of Trumbull Financial Corporation and the Trumbull Savings and Loan Company.	441,256 (2) (4.41%)	1998

(1)	Unless otherwise indicated, each nominee’s share ownership includes 3,000 currently exercisable options and each nominee’s percentage ownership of Second Bancorp stock is less than 1%.

(2)	Includes 1,931 shares held in trust for a minor and 1,134 shares held in an IRA for Mr. Izant’s benefit.

(3)	Nominee is standing for election for her initial board term.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE.

     The names of the six other incumbent Second Bancorp Directors who serve in Class I, together with specific information about each of them, are as follows.

Number and Percentage of
		Principal Occupation	Common Shares Owned
		During the Past Five	Beneficially as of the	Director
Directors	Age	Years and Directorships	Record Date (1)	Since

Class I term expires in 2003.

Dr. David A. Allen, Jr.	61	Dean, Kent State University - Trumbull Campus. Former Director of Trumbull Financial Corporation and the Trumbull Savings and Loan Company.	4,000	1998

			Number and Percentage of
		Principal Occupation	Common Shares Owned
		During the Past Five	Beneficially as of the	Director
Directors	Age	Years and Directorships	Record Date (1)	Since

Class I term expires in 2003 (cont.)

R. L. (Rick) Blossom	54	Chairman, President and Chief Executive Officer of Second Bancorp and Second National Bank. Former Chief Executive Officer and Director of First National Bank of Southwestern Ohio and Senior Vice President and Chief Lending Officer of First Financial Bancorp.	68,897 (2)	1999

Norman C. Harbert	68	Senior Chairman and Founder of The HAWK Corporation, owner of several manufacturing firms. Director of Second National Bank.	12,157	1987

Phyllis J. Izant	39	Private Investor. Retired Development Associate for Leadership Gifts, Purdue University. Former Director of Trumbull Financial Corporation and the Trumbull Savings and Loan Company.	387,981 (3.87%)	1998

John L. Pogue	57	Member, Harrington, Hoppe & Mitchell, Ltd. (attorneys)	4,808 (3)	1987

Raymond John Wean, III	53	Business Consultant. Former President of Wean Griswold, Inc.	10,685 (4)	1987

(1)	Unless otherwise indicated, each director’s share ownership includes 3,000 currently exercisable options and each director’s percentage ownership of the Company’s stock is less than 1%.

(2)	Includes 4,222.78 shares of stock held for Mr. Blossom’s benefit in the Company’s Savings Plan and 57,000 shares of stock representing a like number of currently exercisable options owned by Mr. Blossom.

(3)	Includes 446 shares of stock held in a SEP IRA for Mr. Pogue’s benefit. Mr. Pogue also owns 7,500 shares of non-voting trust preferred securities issued by Second Bancorp Capital Trust I in September 2001.

(4)	Includes 990 shares owned by Mr. Wean’s wife and 1,000 shares owned for the benefit of a minor child.

PROPOSAL 3

INCREASING BY 450,000 THE NUMBER OF SHARES
AUTHORIZED FOR ISSUANCE UNDER
THE AMENDED SECOND BANCORP INCORPORATED
1998 NON-QUALIFIED STOCK OPTION PLAN

     On May 12, 1998 the shareholders of Second Bancorp Incorporated approved the Second Bancorp Incorporated 1998 Non-Qualified Stock Option Plan, as it has since been amended (the “Plan”). The purpose of the Plan is to (a) provide incentive to employees and non-employee Directors of the Company and subsidiary The Second National Bank of Warren (the “Subsidiary”), to stimulate their efforts toward the continued success of the Company and its Subsidiary and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company and its Subsidiary; (b) encourage stock ownership by employees and non-employee Directors of the Company and its Subsidiary by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of stock; and (c) provide a means of attracting, retaining, and rewarding key employees and non-employee Directors. The Plan replaced the amended Second Bancorp Incorporated Stock Option Incentive Plan approved and adopted by the shareholders in 1994.

     The Plan was amended by unanimous action of the board of directors on January 25, 2001 in furtherance of the Plan’s stated purposes. The effect of the amendment was to (i) authorize the Compensation & Organization Committee of the Board in its discretion to determine the number of options to be granted to individual employee participants at any given time and (ii) expand the scope of the Plan to include all employees of the Company and its Subsidiary as potential participants (the Plan, as amended, is referred to hereafter as the “Amended Plan”). The full text of the Amended Plan is Attachment A to this Proxy Statement.

     The maximum number of Company common shares issuable under the Amended Plan is stated as 650,000. Since the shareholder’s 1998 approval of the Amended Plan, 609,000 options have been granted to employees and non-employee directors including 153,000 employee options granted during February 2002.

PROPOSAL

     That the maximum number of shares of the Company’s common stock issuable under the Amended Plan be increased by an additional 450,000 shares to support future stock option grants to employees and non-employee directors in furtherance of the Amended Plan’s purposes as indicated above. Except as specifically provided in this Proposal, the Amended Plan shall remain in effect in all respects.

DISCUSSION

     As a general rule, (i) outstanding stock options have a minimally negative impact on a company’s diluted earnings per share and (ii) when exercised, options have a potentially similar impact on basic earnings per share and return on equity while increasing a company’s capital account. The Board of Directors continues to believe that the value of stock options as a component of executive and director compensation outweighs their potentially negative impact on earnings per share and return on equity by directly aligning employee, executive, director and shareholder financial interests. The Board of Directors has approved the increase in shares authorized for issuance under the Amended Plan and has recommended that the matter be submitted to the Shareholders at the Annual Meeting for their approval. The Board of Directors believes that approval of the increased share authorization is in the best interest of the Company and its shareholders. The increased share authorization under the Amended Plan requires the affirmative vote of a majority of the shares represented and voting, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” INCREASING BY 450,000 THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE AMENDED SECOND BANCORP INCORPORATED 1998 NON-QUALIFIED STOCK OPTION PLAN.

PROPOSAL 4

RATIFICATION OF AUDITORS

     The Board of Directors, acting through its Audit Committee, has appointed Ernst & Young LLP as the independent certified public accountants of Second Bancorp for the year 2002. Ratification of that appointment will be acted upon at the Annual Meeting. A representative of Ernst & Young LLP will be present at the meeting and will be available to respond to appropriate questions and to make a statement, if desired.

     THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS SECOND BANCORP’S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 2002.

MISCELLANEOUS

     The Board of Directors of Second Bancorp is not aware of any matters which are to be presented at the forthcoming Annual Meeting of Shareholders other than those specifically enumerated herein and in the notice of the meeting.

     Whether or not you expect to be present at the Annual Shareholders Meeting, it is important that you sign and return the enclosed proxy. If you do attend the meeting, you may vote personally rather than by proxy.

     All shares represented by proxy in the form enclosed herewith will, in the absence of other instructions, be voted in favor of:

(1)	Fixing the number of directors at nine (9);

(2)	Electing John A. Anderson, Lynette M. Cavalier and James R. Izant as directors in Class II to serve until the 2004 Annual Meeting of Shareholders or until a successor is elected and qualified;

(3)	Increasing by 450,000 the number of shares authorized for issuance under the Amended Second Bancorp Incorporated 1998 Non-Qualified Stock Option Plan; and

(4)	Ratifying the appointment of Ernst & Young LLP as the independent certified public accountants of Second Bancorp.

     Management knows of no other matters to be voted upon at the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote upon any such matters in accordance with the recommendations of the Board of Directors.

     The cost of solicitation of proxies shall be borne by Second Bancorp, including the cost of preparing and mailing this Proxy Statement. Such solicitation will be made primarily by mail but may also involve personal and telephonic contacts by the Board of Directors, employees and agents of Second Bancorp and Second National Bank.

SHAREHOLDER PROPOSALS – 2003

     In order for shareholder proposals to be considered for presentation at the 2003 Annual Meeting of Shareholders, such proposals must be received by Second Bancorp no later than November 1, 2002. The Company’s present intention is to conduct next year’s Annual Meeting of Shareholders on April 17, 2003.

     THE PROXIES ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PROXIES MAY BE REVOKED AT ANY TIME PRIOR TO THEIR EXERCISE BY NOTICE IN WRITING DELIVERED TO THE SECRETARY OF SECOND BANCORP OR BY EXECUTION OF A LATER DATED PROXY. FINANCIAL STATEMENTS FOR THE LATEST FISCAL YEAR, PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPALS, ARE CONTAINED IN SECOND BANCORP’S 2001 ANNUAL REPORT MAILED TO SHAREHOLDERS WITH THIS NOTICE AND PROXY STATEMENT. ADDITIONAL COPIES OF SECOND BANCORP’S ANNUAL REPORT CAN BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST DIRECTED TO THE CORPORATION’S SECRETARY, CHRISTOPHER STANITZ, AT THE ADDRESS SET FORTH ON THE COVER OF THIS PROXY STATEMENT.

Christopher Stanitz Secretary Second Bancorp Incorporated

ATTACHMENT A

AMENDED SECOND BANCORP INCORPORATED
1998 NON-QUALIFIED STOCK OPTION PLAN

Second Bancorp Incorporated (the “Company”) hereby establishes this Plan to be called the Second Bancorp Incorporated 1998 Non-Qualified Stock Option Plan to encourage officers, certain key employees and non-employee Directors of the Company and subsidiary The Second National Bank of Warren (the “Subsidiary”) to acquire common Stock of the Company pursuant to the grant of Non-Qualified Stock Options. The purpose of the Plan is to (a) provide incentive to officers, key employees, and non-employee Directors of the Company and its Subsidiary to stimulate their efforts toward the continued success of the Company and its Subsidiary and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company and its Subsidiary; (b) encourage stock ownership by officers, key employees, and non-employee Directors by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and (c) provide a means of attracting, retaining, and rewarding key employees and non-employee Directors. Notwithstanding anything to the contrary contained herein, any reference in this 1998 Plan to “non-employee Directors” shall be deemed to exclude members of any Advisory Board of Directors of the Company or its Subsidiaries.

If approved, this Plan shall replace the amended Second Bancorp Incorporated Stock Option Incentive Plan approved and adopted by the shareholders in 1994 (the “1994 Plan”). As such, there shall be no further grants pursuant to the 1994 Plan, and all authorized but unissued shares for which options may be granted shall no longer be subject to issuance. Nothing in this Plan, however, shall effect, in any way, awards previously granted pursuant to the 1994 Plan, and the 1994 Plan shall continue to control with respect to such previously granted options.

SECTION 1 DEFINITIONS

     1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a)  “Award” means any Non-Qualified Stock Option Award granted under the Plan.

          (b)  “Beneficiary” means the person or persons designated in writing by a Participant to exercise an Award in the event of the Participant’s death while employed by the Company or its Subsidiary, or while a Director of the Company or its Subsidiary, or in the absence of such designation, the executor or administrator of the Participant’s estate.

          (c)  “Board” means the Board of Directors of Second Bancorp, Incorporated.

          (d)  “Change in Control” shall mean, and shall have been deemed to have occurred if and when: (i) any person or entity (other than the Company) or any number or combination thereof acting in concert (I) shall have acquired ownership of or the right to vote or direct the voting of 25% or more of the issued and outstanding capital stock of the Company, and (II) shall have voted those shares, or otherwise used its ownership interest in the Company, in a manner intended to exert control or significant influence over the operation of the Company; or (ii) the Company shall have been merged into another company or shall have otherwise consolidated with another company in such a way that the Company is not the surviving entity; or (iii) the Company shall have sold substantially all of its assets to another company or other entity or person. The date of any Change of Control shall be the same as the official date of the merger, consolidation or sale or, with respect to (i) above, the date on which an acquirer shall have first exercised control or influence over the Company.

          (e)  “Code” means the Internal Revenue Code of 1986, as amended.

          (f)  “Committee” means (1) for purposes of Non-Qualified Stock Options granted to employee Participants of the Company or its Subsidiary, the Compensation and Organization Committee of the Board of Directors consisting of at least two Directors, each of whom qualifies as a “disinterested person” within the meaning of Rule 16b-3 of the Exchange Act and an “outside director” as the term is defined for purposes of §162(m) of the Code, and (2) for purposes of Non-Qualified Stock Options granted to non-employee Directors of the Company or its Subsidiary, a Committee as designated by the Board.

          (g)  “Company” means Second Bancorp, Incorporated, an Ohio corporation or its successor corporation.

          (h)  “Disability” has the same meaning as provided in “The Employees Retirement Plan of The Second National Bank of Warren” maintained by the Company. In the event of a dispute, the determination of Disability shall be made by the Committee. In making its determination, the Committee may, but is not required to, rely on advice of a physician competent in the area to which such Disability relates. The Committee may make the determination in its sole discretion, and any decision of the Committee will be binding on all parties.

          (i)  “Fair Market Value” shall be determined by the Committee but shall not be less than the mean of the bid and ask price of the Company’s common Stock price as reported by NASDAQ at the close of business on the date in question.

          (l)  “Non-Qualified Stock Option” means a stock option, other than an option qualifying as an Incentive Stock Option as defined in §422 of the Code.

          (m)  “Option” means a Non-Qualified Stock Option.

          (n)  “Option Agreement” means a written agreement between the Company and a Participant or other written documentation evidencing an Award.

          (o)  “Participant” means (1) an employee of the Company or its Subsidiary designated by the Committee to receive an Award hereunder, and (2) a non-employee Director of the Company or its Subsidiary, excluding members of any Advisory Board, eligible to receive an Award hereunder.

          (p)  “Plan” means the Second Bancorp Incorporated 1998 Non-Qualified Stock Option Plan.

          (q)  “Plan Year” means the calendar year.

          (r)  “Stock” means the Company’s common Stock.

          (s)  “Subsidiary” means The Second National Bank of Warren.

          (t)  “Termination of Directorship” shall be deemed to have occurred when an individual Director cease to be a member of the Board of Directors of the Company or its Subsidiary.

          (u)  “Termination of Employment” means the termination of the employee-employer relationship between a Participant and the Company or its Subsidiary regardless of the fact that severance or similar payments are made to the Participant, for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or Retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment, or whether a Termination of Employment is for cause. In the event that a Participant ceases to be an employee but remains a member of the Board of the Company or its Subsidiary, no Termination of Employment shall be deemed to have occurred until the Participant ceases to be a member of such Board.

          (v)  “Vested” means that an Award is non-forfeitable and exercisable with regard to a designated number of shares of Stock.

SECTION 2 GENERAL TERMS

     2.1 Shares Available for Issuance.  Subject to adjustment in accordance with Section 4.2, 650,000 shares of Stock (the “Maximum Plan Shares”) are hereby reserved and subject to issuance under the Plan. At no time shall the Company have outstanding Awards and shares of Stock issued in respect to Awards in excess of the Maximum Plan Shares. To the extent permitted by law, the shares of Stock attributable to the non-vested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Award that are forfeited, canceled or expire or terminate for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

     2.2 Administration of the Plan.  The Plan shall be administered by the Committee. The Committee shall have full authority in its discretion to determine the employees of the Company or its Subsidiary to whom Awards shall be granted and the number of options subject to each grant. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the terms and provisions of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Option Agreements under the Plan, and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determination under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions shall be final and binding on all Participants. The Committee may employ attorneys, consultants, accountants or other persons, and the Committee may rely on the advice and opinion of such persons. No member of the Committee shall be personally liable for any determination, interpretation, or action taken in good faith with respect to this Plan.

     Notwithstanding the above, with respect to non-employee Directors, the Committee shall have no discretion to select which non-employee Directors will be granted Options hereunder, to determine the number of shares for which Options may be exercised, to determine the exercise price of the Option, or the timing of an Award.

     2.3 Eligibility and Limits.  All employees of the Company and/or its Subsidiaries are eligible to participate in the Plan at the sole and absolute discretion of the Committee. In addition, any non-

employee Director of the Company or its Subsidiaries shall be eligible upon election to the Board of the Company or its Subsidiaries and on the date of any subsequent Annual Meeting of the shareholders of the Company if still serving as a Director of the Company or its Subsidiaries. The number of options to be granted individual employee Participants under the Plan from time to time shall be discretionary in the Committee. Notwithstanding Section 3.1(a) below, no non-employee Director Participant shall receive in the aggregate Options to purchase more than 1,000 shares of the Company in any one Plan Year regardless of whether or not such non-employee Director serves on both the Second Bancorp, Incorporated Board of Directors and The Second National Bank of Warren Board of Directors.

SECTION 3 TERMS OF AWARDS

     3.1 Terms and Conditions of All Awards.

          (a)  The number of shares of Stock to which an Award shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Sections 2.1 and 2.3. Notwithstanding the above, with respect to Options granted to non-employee Directors, there are hereby granted the following Options under this Plan subject to Sections 2.1 and 2.3: (i) With respect to each individual who first becomes a non-employee Director of the Company or its Subsidiary on or after the effective date of the Plan, an Option to purchase 1,000 shares of Stock as of the date the individual first becomes a non-employee Director; (ii) With respect to each person who, as of the date of any annual meeting of the Company’s shareholders after the effective date of this Plan, is an incumbent non-employee Director of the Company or its Subsidiary, and previous to such meeting has received an Option under (i) above, an Option to purchase 1,000 shares of Stock as of the date of such meeting. Notwithstanding the above, (I) the initial grant of Options to the non-employee Directors following approval of this Plan by the shareholders, shall not occur until the six (6) month anniversary of the adoption of this Plan by the shareholders, and (II) in no case shall a non-employee Director receive Options to purchase more than 1,000 shares of Stock (as adjusted from time to time under Section 4.2) in any one calendar year.

          (b)  Each Award shall be evidenced by a written Option Agreement delivered to and accepted by the Participant containing such terms and provisions as the Committee may determine is appropriate, subject to the provisions of the Plan.

          (c)  The date an Award is granted shall be the date on which the Committee has approved the terms and conditions of the Option Agreement and has determined the recipient of the Award and the number of shares covered by the Award; provided, however, that the date of an Award to a non-employee Director shall be as provided in Section 3.1(a) above. Notwithstanding any other provisions of this Plan, in no event shall any Award be granted prior to the date in which this Plan is approved by a majority of the shareholders of the Company.

          (d)  The Options granted pursuant to this Plan shall vest 100% one (1) year from the date of grant. Notwithstanding, the Committee may provide in any Option Agreement an alternative vesting schedule which shall in no event be less than one year. The vesting schedule shall specify when such Awards shall become Vested and thus exercisable. Notwithstanding any vesting schedule which may be specified in an Option Agreement, in the event of a Change in Control, the Awards granted under the Plan shall become 100% Vested and exercisable pursuant to the terms of the Option Agreement.

          (e)  Awards shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant, or in the event of the Disability or death of the Participant, by the legal representative of the Participant. Notwithstanding the above, the Committee may expressly provide in the Option Agreement that a Participant may transfer such Award, in whole or in part, (i) to a spouse or lineal descendant (hereinafter “Family Member”), (ii) to a trust for the exclusive benefit of a Family Member, or (iii) to a partnership, limited liability company or other entity in which all the beneficial owners are Family Members. Subsequent transfers of Awards shall be prohibited except in accordance with this Section 3.1(e). All terms and conditions associated with the Award shall continue to apply following a transfer in accordance with this Section 3.1(e).

     3.2 Terms and Conditions of Options:

          (a)  Option Price.  Subject to adjustment in accordance with Section 4.2 and the other provisions of this Section 3.2, the exercise price (the “Exercise Price”) per share of the Stock purchasable under any Option shall be one hundred percent (100%) of the Fair Market Value of Stock on the date of grant as determined in Section 3.1(c) and 1.1(i).

          (b)  Option Term.  Any Option granted to a Participant shall not be exercisable after the expiration of ten (10) years from the date the Option is granted. The Committee may specify a shorter term and state such term in the Option Agreement.

          (c)  Payment.  Payment for all shares of Stock purchased pursuant to the exercise of an Option shall be made in cash or a cash equivalent. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a shareholder.

          (d)  Conditions to the Exercise of an Option.  Each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Option Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Option Agreement to the contrary.

          (e)  Special Provisions for Certain Substitute Options.  Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction described in Code Section 424(a), may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued Option being replaced thereby.

     3.3 Treatment of Awards Upon Termination of Employment or Directorship.  Any Award granted under this Plan to a Participant who suffers a Termination of Employment or Directorship may be canceled, accelerated, paid or continued, as provided in the Option Agreement or, in the absence of such provision, as the Committee may determine. The portion of any Award exercisable in the event of continuation may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Employment or Directorship or such other factors as the Committee determines are relevant to its decision to continue the Award.

SECTION 4 GENERAL PROVISIONS

     4.1 Withholding.  Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the employee Participant to remit to the Company an amount sufficient to satisfy any statutory federal, state and local, if any, withholding tax requirements prior to the delivery of any certificate or certificates for such stock. An employee Participant may pay the withholding tax in cash, or, in such other manner as the Option Agreement provides.

     4.2 Changes in Capitalization; Merger; Liquidation.

          (a)  The number of shares of Stock reserved for the grant of Options; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option; and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares, or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock, or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b)  In the event of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to Awards and take such other action as it deems necessary or appropriate to reflect, or in anticipation of such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new Awards, the termination or adjustment of outstanding Awards, or the acceleration of Awards. Any adjustment pursuant to this Section 4.2 may provide, in the Committee’s discretion, for the elimination without payment of any fractional shares that might otherwise become subject to any Award.

          (c)  The existence of the Plan and the Awards granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     4.3 Right to Terminate Employment or Directorship. Nothing in the Plan or in any Option Agreement pursuant to this Plan shall confer upon any Participant the right to continue as an employee, officer, or Director of the Company or any of its Subsidiary or affect the right of the Company, or with respect to the non-employee Directors, the shareholders, or its Subsidiary to terminate the Participant’s employment or directorship at any time.

     4.4 Restrictions on Delivery and Sale of Shares; Legends. Each Award is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Awards then outstanding, the Committee may require, as a condition of exercise of any Option, that the Participant or other recipient of an Award represent, in writing, that the shares received pursuant to the Award are being acquired for investment and not with a view to distribution and agree that shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Award such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     4.5 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant or with regard to a transfer to a Family Member in accordance with Section 3.1(e), no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, or torts of the Participant.

     4.6 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without shareholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of shareholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of an Award shall adversely affect the rights of the Participant under such Award.

     4.7 Choice of Law.  The laws of the State of Ohio shall govern the Plan, to the extent not preempted by federal law.

     4.8 Effective Date and Term of Plan.  The Plan shall be submitted to the shareholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company, and shall become effective upon the date of such approval, and shall remain in effect until the earlier of (a) the date on which all shares for which Options may be issued have been issued, (b) termination of the Plan by the Board, (c) ten years from the date of the adoption of the Plan by the shareholders, or (d) such date as the Board may elect. Any Award previously granted may extend beyond the termination of the Plan, and the Committee shall continue to have the authority to administer such Awards.

Second Bancorp Incorporated Annual Meeting of Shareholders

*	Room 117 of the Technology Building, Kent State University – Trumbull Campus, 4314 Mahoning Avenue, Warren, Ohio.

Second Bancorp Incorporated Annual Meeting of Shareholders

*	Room 117 of the Technology Building, Kent State University – Trumbull Campus, 4314 Mahoning Avenue, Warren, Ohio.

SECOND BANCORP INCORPORATED
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 18, 2002

The undersigned hereby appoints Lewis P. Baughman, Barbara L. Hyde and R. J. Wean, Jr. and each of them, with power of substitution, proxies to represent the undersigned to vote all common shares of Second Bancorp Incorporated, owned by the undersigned at the Annual Meeting of Shareholders to be held in Room 117 of the Technology Building, Kent State University – Trumbull Campus, 4314 Mahoning Ave., N.W., Warren, Ohio on Thursday, April 18, 2002, at 2:00 p.m. and any adjournment thereof, as marked on the reverse side hereof.

The proxies are also authorized to vote upon such other business as may properly come before the meeting.

None of the above named proxy holders are officers or employees of Second Bancorp Incorporated.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CONFERS AUTHORITY TO VOTE “FOR” THE PROPOSITIONS LISTED ON THIS PROXY CARD UNLESS OTHERWISE INDICATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS AND “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE.

		For	Against	Abstain
1.	To fix the number of directors at nine (9)

		Vote	Withhold
		For All	Vote For All
2.	To elect directors in Class II to serve two-year terms.
Nominees: J. A. Anderson, L. Cavalier, J. R. Izant

A SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE BY LINING THROUGH THE NOMINEE’S NAME.

		For	Against	Abstain
3.	To increase by 450,000 the number of shares authorized for issuance under the Amended Second Bancorp Incorporated 1998 Non-Qualified Stock Option Plan.
		For	Against	Abstain
4.	To ratify the appointment of Ernst & Young LLP as the independent certified public accountants of Second Bancorp Incorporated.

The undersigned hereby ratifies and confirms all that said proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting. The undersigned acknowledges receipt of Notice of Annual Shareholders Meeting and the Proxy Statement accompanying the notice.

Please sign exactly as name appears at left. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If a corporation or partnership, please sign corporate or partnership name by authorized officer.

Date Signed	, 2002
Signature of Shareholder(s)